Property and equipment - Future Minimum Annual Payments under Capital Lease (Detail) $ in Thousands	Mar. 31, 2016 USD ($)
Capital Leases, Future Minimum Payments Due, Fiscal Year Maturity [Abstract]
2017	$ 4,585
2018	4,585
2019	4,922
2020	4,952
2021	4,952
2022 and thereafter	65,940
Total minimum lease payments	89,936
Less: imputed interest on capital lease	37,314
Present value of minimum lease payments	$ 52,622